EXHIBIT 10.24


                                                                       EXECUTION
                                                                           DRAFT


                               SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of July 31, 1998 between NIEMAND INDUSTRIES, INC., a Delaware corporation ("Grantor"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership, as agent, for its benefit and the benefit of Lenders (in such capacity, "Agent").

                             W I T N E S S E T H:

            WHEREAS, Gibraltar Packaging Group, Inc., a Delaware corporation (the "Borrower"), Agent and the Persons from time to time designated as Lenders thereunder ("Lenders") have entered into that certain Secured Credit Agreement dated as of the date hereof (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), providing for the extension of loans and other financial accommodations from Lenders to Grantor;

            WHEREAS, pursuant to the Guaranty dated as of the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the "Guaranty"), Grantor, together with the other Guarantors party thereto, has jointly and severally guaranteed to Agent for the benefit of Lenders the payment when due of all obligations and liabilities of Borrower under the Credit Agreement and the Related Documents;

            WHEREAS, as a condition to making of the loans and other extensions of credit under the Credit Agreement, and as security for the obligations of Grantor under the Guaranty, Lenders and Agent are requiring that Grantor shall have executed and delivered this Security Agreement and granted the security interests contemplated hereby; and

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

            2.    GRANT OF LIEN.


            (a) To secure the prompt and complete payment, performance and observance of all of the Guaranty Indebtedness (as defined in the Guaranty), Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for its benefit and the benefit of Lenders, a Lien upon all of its right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

                   (i)    all Accounts;

                  (ii)    all Chattel Paper;

                  (iii)   all Contracts;

                  (iv)    all Documents;

                  (v)     all Equipment;

                   (vi)   all Fixtures;

                  (vii)   all General Intangibles;

                  (viii)  all Instruments;

                  (ix)    all goods;

                   (x)    all Inventory;

                  (xi)    all Investment Property;

                  (xii) All Bank Accounts, and all other deposit and other bank accounts and all deposits therein;

                  (xiii)  all money,  cash or cash equivalents of Grantor; and

                  (xiv) to the extent not otherwise included, all insurance proceeds relating to any of the foregoing (including business interruption insurance) and all cash and non-cash proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

            (b) In addition, to secure the prompt and complete payment, performance and observance of the Guaranty Indebtedness and in order to induce Lenders as aforesaid, Grantor hereby grants to Agent, a right of setoff against the property of Grantor held by Agent, consisting of property described above in
Section 2(a) now or hereafter in the possession or custody of or in transit to Agent, for any purpose, including safekeeping, collection or pledge, for the account of Grantor, or as to which such Grantor may have any right or power.

            3.    AGENT'S RIGHTS; LIMITATIONS ON AGENT'S OBLIGATIONS.

            (a) It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall remain liable under each of its Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Agent shall not have any obligation or liability under any Contract by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent of any payment relating to any Contract pursuant hereto. Agent shall not be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

            (b) Agent may, in its sole discretion, at any time after an Event of Default shall have occurred and be continuing, without prior notice to Grantor, notify Account Debtors, parties to the Contracts and obligors in respect of Instruments and Chattel Paper, that the Accounts and the right, title and interest of Grantor in and under such Contracts, Instruments and Chattel Paper have been assigned to Agent, for the benefit of Lenders, and that payments shall be made directly to Agent. Upon the request of Agent, Grantor shall so notify Account Debtors, parties to Contracts and obligors in respect of Instruments and Chattel Paper.

            (c) Agent may at any time in Agent's own name or in the name of Grantor communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to Agent's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. If an Event of Default shall have occurred and be continuing, Grantor, at its own expense, shall cause the independent certified public accountants then engaged by Grantor to prepare and deliver to Agent at any time and from time to time promptly upon Agent's request the following reports with respect to Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

            4. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants that:

            (a) Grantor is the sole owner of each item of the Collateral upon which it purports to grant a Lien hereunder, and has good and marketable title thereto free and clear of any and all Liens other than Permitted Liens.

            (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by Grantor in favor of Agent pursuant to this Security Agreement or the other Related Documents, and (ii) in connection with any other Permitted Liens.

            (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected Lien in favor of Agent, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Liens that would be prior to Liens in favor of Agent as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from Grantor (other than purchasers of Inventory in the ordinary course of business). All action by Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

            (d) Schedule II hereto lists all Instruments and Chattel Paper of Grantor. All action by Grantor necessary or desirable to protect and perfect the Lien of Agent on each item set forth on Schedule II (including the delivery of all originals thereof to Agent and the legending of all Chattel Paper as required by Section 5(b) hereof) has been duly taken. The Lien of Agent, on the Collateral listed on Schedule II hereto is prior to all other Liens, except Permitted Liens that would be prior to the Liens in favor of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from Grantor.

            (e) Grantor's chief executive office, principal place of business, corporate offices, all warehouses and premises where Collateral is stored or located, and the locations of all of its books and records concerning the Collateral are set forth on Schedule III hereto.

            (f) With respect to the Accounts, except as specifically disclosed in the most recent Borrowing Base Certificate delivered to Agent: (i) they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and Grantor has not made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by Grantor in the ordinary course of its business for prompt payment and disclosed to Agent; (iii) to Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on Grantor's books and records and any invoices, statements and Borrowing Base Certificates delivered to Agent with respect thereto; (iv) Grantor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and (v) Grantor has no knowledge that any Account Debtor is unable generally to pay its debts as they become due. Further with respect to the Accounts (x) the amounts shown on all invoices, statements and Borrowing Base Certificates which may be delivered to Agent with respect thereto are actually and absolutely owing to Grantor as indicated thereon and are not in any way contingent; (y) no payments have been or shall be made thereon except payments immediately delivered to the applicable Bank Accounts or Agent as required pursuant to the terms of the Credit Agreement; and (z) to Grantor's knowledge, all Account Debtors have the capacity to contract.

            (g) With respect to any Inventory scheduled or listed on the most recent Borrowing Base Certificate delivered to Agent pursuant to the terms of this Security Agreement or the Credit Agreement, (i) such Inventory is located at one of the Grantor's locations set forth on Schedule III hereto (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Agent's prior consent, and if Agent gives such consent, Grantor will concurrently therewith obtain, to the extent required by the Credit Agreement, bailee, landlord and mortgagee agreements, (iii) Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Agent, and except for Permitted Liens, (iv) except as specifically disclosed in the most recent Borrowing Base Certificate delivered to Agent, such Inventory is Eligible Inventory of good and merchantable quality, free from any defects, (v) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party as a precondition of such sale or other disposition, and (vi) the completion of manufacture, sale or other disposition of such Inventory by Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which Grantor is a party or to which such property is subject.

            (h) Except as disclosed on Schedule IV hereto, each of Grantor and its Subsidiaries owns or possesses rights to use all Intellectual Property required to continue to conduct its business as heretofore conducted. All such Intellectual Property required to continue to conduct Grantor's and each Subsidiaries' businesses are disclosed on Schedule IV hereto; and no such Intellectual Property has been declared invalid, been limited by order of any Governmental Authority or by agreement. The use of such Intellectual Property by Grantor or any Subsidiary does not infringe on the rights of any other Person and may be transferred in connection with any sale of the Property or capital stock of Grantor or any Subsidiary. As used in this Agreement, "Intellectual Property" of a Person shall mean all of such Person's present and future designs, patents, patent rights and applications therefor, technology, trademarks and registrations or applications therefor, service marks, trade names, inventions, copyrights and all applications and registrations therefor, advertising matter, software or computer programs, license rights, trade secrets, methods, processes, logos, knowhow, drawings, specifications, descriptions and licenses with respect thereto, and all memoranda, notes, and records with respect to any research and development, whether now owned or hereafter acquired by such Person, and proceeds of all of the foregoing, including proceeds of insurance policies thereon.

            5. COVENANTS. Grantor covenants and agrees with Agent that from and after the date of this Security Agreement and until the Termination Date:

            (a) Further Assurances; Pledge of Instruments. At any time and from time to time, upon the written request of Agent and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any Contract held by Grantor or in which Grantor has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Related Document, (iii) transferring Collateral to Agent's possession (for the benefit of Agent and Lenders) if such Collateral consists of Chattel Paper, Instruments or if a Lien on such Collateral can be perfected only by possession, or if requested by Agent, and (iv) obtaining, or using its best efforts to obtain, waivers of Liens, if any exist, from landlords and mortgagees in accordance with the Credit Agreement. Grantor also hereby authorizes Agent to file any such financing or continuation statements without the signature of Grantor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Agent immediately upon Grantor's receipt thereof.

            (b) Maintenance of Records. Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. All Chattel Paper shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of First Source Financial LLP, as Agent."

            (c) Indemnification. In any suit, proceeding or action brought by Agent relating to any Account, Chattel Paper, Contract, Document, General Intangible or Instrument for any sum owing thereunder or to enforce any provision of any Account, Chattel Paper, Contract, Document, General Intangible or Instrument, Grantor will save, indemnify and keep agent harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Grantor, except in the case of Agent, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Agent as finally determined by a court of competent jurisdiction. All such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against Agent.

            (d) Compliance with Terms of Accounts, etc. In all material respects, Grantor will perform and comply with all obligations in respect of its Accounts, Chattel Paper and Contracts and all other agreements to which it is a party or by which it is bound relating to the Collateral.

            (e) Limitation on Liens on Collateral. Grantor will not create, permit or suffer to exist, and Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of Agent in and to any of Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

            (f) Limitations on Disposition. Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement.

            (g) Further Identification of Collateral. Grantor will, if so requested by Agent, furnish to Agent, as often as Agent requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may specify.

            (h) Notices. Grantor will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Related Document.

            6.    AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

            On the Closing Date Grantor shall execute and deliver to Agent a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Agent under the Power of Attorney are solely to protect Agent's interests in the Collateral and shall not impose any duty upon Agent to exercise any such powers. Agent agrees that (a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any moneys received by Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that Agent shall not have any duty as to any Collateral, and Agent shall be accountable only for amounts that it actually receive as a result of the exercise of such powers. NEITHER AGENT NOR ITS RESPECTIVE AFFILIATES, OFFICERS,

DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

            7.    REMEDIES; RIGHTS UPON DEFAULT.

            (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Related Documents and under any other instrument or agreement securing, evidencing or relating to any of the Liabilities or the Guaranty Indebtedness, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Grantor or any other Person notice and opportunity for a hearing on Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on Grantor's premises or elsewhere and shall have the right to use Grantor's premises without charge for such time or times as Agent deems necessary or advisable.

            Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at places which Agent shall select, whether at Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to Grantor to maintain or preserve the rights of Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies, with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Guaranty Indebtedness as provided in the Guaranty, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to Grantor. To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against Agent arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent as finally determined by a court of competent jurisdiction. Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Guaranty Indebtedness, including any attorneys' fees and other expenses incurred by Agent to collect such deficiency.

            (b) Except as otherwise specifically provided herein, Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

            8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Agent to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to Agent, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

            9. LIMITATION ON AGENT'S DUTY IN RESPECT OF COLLATERAL. Agent shall use reasonable care with respect to the Collateral in its possession or under its control. Agent shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

            10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Liabilities, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Liabilities, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Liabilities shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            11. NOTICES. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered
(a) if delivered in person, when delivered, (b) if delivered by telecopy or similar electronic medium, on the date of confirmed transmission, (c) if delivered by overnight courier, one (1) Business Day after delivery to such courier properly addressed or (d) if by U.S. Mail, five (5) days after deposit in the United States mails (by certified mail, return receipt requested), with proper postage prepaid, to the following addresses:

            Notices shall be addressed as follows:

            (a)   If to Grantor:

                  Niemand Industries, Inc.
                  2000 Summit Avenue
                  Hastings, Nebraska 68902-2148
                  Attn: Richard D. Hinrichs
                  Telephone No.: (402) 463-1366
                  Telecopy: (402) 463-2467

            (b)   If to Agent:

                  First Source Financial LLP
                  2850 West Golf Road
                  Fifth Floor
                  Rolling Meadows, Illinois  60008
                  Attention: Contract Administration
                  Telecopy: (847) 734-7910, 7911

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 11. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

            12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Related Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Grantor with respect to the matters referred to herein and therein. In the event of an inconsistency between the Credit Agreement and this Agreement, the terms of the Credit Agreement shall control.

            13. NO WAIVER; CUMULATIVE REMEDIES. Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth. A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and Grantor.

            14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

            15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement and the Power of Attorney attached as Exhibit A hereto shall terminate on the date (the "Termination Date") of the expiration or termination of the Commitments and the payment and performance in full of the Notes and all other Liabilities.

            16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor (including any debtor-in-possession on behalf of Grantor) and shall, together with the rights and remedies of Agent, hereunder, inure to the benefit of Agent, all future holders of any instrument evidencing any of the Liabilities and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Liabilities or any portion thereof or interest therein shall in any manner affect the Lien granted to Agent hereunder. Grantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

            17. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

            18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE RELATED DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, CITY OF CHICAGO, ILLINOIS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTOR AND AGENT PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER RELATED DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER RELATED DOCUMENTS, PROVIDED, THAT AGENT AND GRANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, CITY OF CHICAGO, ILLINOIS, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE LIABILITIES, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GRANTOR AT THE ADDRESS SET FORTH BELOW ITS SIGNATURE TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

            19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE

APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN AGENT AND GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER RELATED DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

            20. Section Titles. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

            21. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

            22. Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

            23. Benefit of Agent and Lenders. All Liens granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Guaranty Indebtedness in accordance with the terms of the Guaranty.

                            [signature page follows]

            IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                    GRANTOR

                                    NIEMAND INDUSTRIES, INC.,
                                    a Delaware corporation


                                    By:        /s/ John W. Lloyd
                                        ---------------------------------
                                    Name:
                                        ---------------------------------
                                    Title:        Secretary
                                        ---------------------------------

                                    AGENT:

                                    FIRST SOURCE FINANCIAL LLP,  as Agent

                                    By: First Source Financial, Inc.
                                    Its: Manager


                                    By:        /s/ Chester R. Zara
                                        ---------------------------------
                                    Name:
                                        ---------------------------------
                                    Title:       Senior Vice President
                                        ---------------------------------



                                      -1-